EXHIBIT 24
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



WENDELL B. BUECHE
Wendell F. Bueche
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 21st day of December, 1995.



RAYMOND F. BENTELE
Raymond F. Bentele
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 21st day of December, 1995.



FRANK W. CONSIDINE
Frank W. Considine
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



JAMES M. DAVIDSON
James M. Davidson
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



RICHARD A. LENON
Richard A. Lenon
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



DAVID B. MATHIS
David B. Mathis
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 21st day of December, 1995.



THOMAS H. ROBERTS, JR.
Thomas H. Roberts, Jr.
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 21st day of December, 1995.



JAMES D. SPEIR
James D. Speir
                         POWER OF ATTORNEY


          The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Marschall I. Smith and Allen C. Miller his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Common Stock, par value $1.00 per share, of the Company, together with the associated Preferred Stock Purchase Rights of the Company, to be offered and sold under the 1988 Stock Option and Award Plan, as amended and restated, and to execute and deliver any and all amendments to such Registration Statement, for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants unto such attorney and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.
Dated this 21st day of December, 1995.



BILLIE B. TURNER
Billie B. Turner